UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 3, 2006

GenTek Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14789	02-0505547
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 East Halsey Road, Parsippany, New Jersey		07054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	973-515-0900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2006, Noma Company ("Noma"), a wholly owned subsidiary of GenTek Inc. (the "Company") and Southwire Canada Company ("Southwire") entered into and simultaneously completed the closing of an Asset Purchase Agreement (the "Agreement") pursuant to which Noma sold to Southwire substantially all of the assets of Noma's CableTech cable and wire manufacturing business located in Stouffville, Ontario, Canada.

Item 2.06 Material Impairments.

On March 30, 2006, the Company determined that it will be required to record an impairment charge of approximately $2-$3 million in connection with the sale of substantially all of the assets of Noma's CableTech cable and wire manufacturing business located in Stouffville, Ontario, Canada. The impairment charge relates to property, plant and equipment at the facility and goodwill. The charge does not include any components that will require future cash expenditures.

Item 9.01 Financial Statements and Exhibits.

The Company issued a press release on April 7, 2006 with respect to the Agreement and the completion of the transaction under the Agreement as reported in Item 1.01. A copy of the Agreement is attached to this report as Exhibit 10.1. A copy of the press release is attached to this report as Exhibit 99.1

(c) Exhibits

10.1 Asset Purchase Agreement dated April 3, 2006 between Noma Company and Southwire Canada Company.

99.1 Press Release dated April 7, 2006 Announcing Closing of Sale of Canadian CableTech Operations to Southwire Canada Company.

The information furnished under this Item 9.01 pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenTek Inc.

April 7, 2006	By:	James Imbriaco

Name: James Imbriaco
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase Agreement dated April 3, 2006 between Noma Company and Southwire Canada Company
99.1	Press Release dated April 7, 2006 Announcing Closing of Sale of Canadian CableTech Operations to Southwire Canada Company